UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2015

HARRIS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1025 West NASA Blvd.

Melbourne, Florida 32919

(Address of principal executive offices)

(321) 727-9100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.01	Completion of Acquisition or Disposition of Assets.

On May 29, 2015 (the “Closing Date”), Harris Corporation, a Delaware corporation (the “Company”), Exelis Inc., an Indiana corporation (“Exelis”), and Harris Communication Solutions (Indiana), Inc., an Indiana corporation and a wholly owned subsidiary of the Company (“Merger Sub”), completed the merger (the “Merger”) contemplated by the Agreement and Plan of Merger by and among the Company, Exelis and Merger Sub, dated as of February 5, 2015 (the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, Merger Sub has merged with and into Exelis, with Exelis continuing as the surviving entity and as a wholly owned subsidiary of the Company.

At the effective time of the Merger, each share of common stock, par value $0.01 per share, of Exelis (the “Exelis Shares”) issued and outstanding immediately prior to the effective time of the Merger (other than Exelis Shares owned by the Company, Merger Sub or any direct or indirect wholly owned subsidiary of the Company and Exelis Shares owned by Exelis or any direct or indirect subsidiary of Exelis, and in each case not held on behalf of third parties) was automatically cancelled and converted into the right to receive an amount equal to (a) $16.625 in cash, without interest, and (b) 0.1025 shares of common stock, par value $1.00 per share, of the Company (the “Company Shares”). Based on the closing price of $79.25 per share of Company Shares on the New York Stock Exchange on May 28, 2015, the last trading day before the closing of the Merger, the aggregate implied value of the consideration paid to former holders of Exelis Shares in connection with the Merger was approximately $4.6 billion, including approximately $1.5 billion in Company Shares and approximately $3.1 billion in cash. The source of funds for such cash payment was cash on hand and third-party debt financing, including a combination of borrowings under a new senior unsecured term loan facility in an aggregate principal amount of $1.3 billion and a portion of the proceeds from the issuance of new debt securities in an aggregate principal amount of $2.4 billion.

Upon the closing of the Merger, the Exelis Shares, which previously traded under the ticker symbol “XLS”, will no longer be traded on and are being delisted from the New York Stock Exchange.

The foregoing summary of the transactions contemplated by the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 9, 2015, which is incorporated herein by reference.

Item 8.01	Other Events.

On May 29, 2015, the Company issued a press release announcing the closing of the Merger. The full text of the press release, a copy of which is attached hereto as Exhibit 99.1, is incorporated herein by reference.

On May 29, 2015, in connection with the closing of the Merger, the Company borrowed $1.3 billion under its Term Loan Agreement, dated as of March 16, 2015, by and among Harris, the lenders from time to time party thereto and Morgan Stanley Senior Funding, Inc., as administrative agent, to finance a portion of the cash consideration payable under the terms of the Merger Agreement. The Term Loan Agreement was filed as Exhibit 10.2 to the Current Report on Form 8-K filed by Harris on March 19, 2015.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The following financial statements and any applicable notes thereto are filed as Exhibit 99.2 to this Form 8-K and are incorporated herein by reference:

i.	Audited consolidated balance sheets of Exelis Inc. as of and for the years ended December 31, 2014 and December 31, 2013; and

ii.	Audited consolidated statements of operations, consolidated statements of cash flows, consolidated statement of shareholders’ equity and consolidated statement of comprehensive income of Exelis Inc. as of and for the years ended December 31, 2014, December 31, 2013 and December 31, 2012.

The Report of Independent Registered Public Accounting Firm, issued by Deloitte & Touche LLP, dated February 27, 2015, relating to Exelis’ financial statements and internal controls over financial reporting is incorporated by reference as Exhibit 99.3 hereto and are incorporated by reference into this Item 9.01(a).

The unaudited consolidated balance sheets of Exelis as of March 31, 2015 and the consolidated statements of operations, consolidated statements of cash flows and consolidated statement of comprehensive income of Exelis for the three months ended March 31, 2015 and 2014, and the notes related thereto, are incorporated by reference as Exhibit 99.4 hereto and are incorporated by reference into this Item 9.01(a).

(b)	Pro Forma Financial Information.

The pro forma financial information required by this Item is not being filed with this Current Report on Form 8-K. Such pro forma financial information will be filed by an amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d)	Exhibits.

Exhibit 2.1.	Agreement and Plan of Merger, dated as of February 5, 2015, by and among Harris Corporation, Exelis Inc. and Harris Communication Solutions (Indiana), Inc. (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on February 9, 2015 and incorporated herein by reference).

Exhibit 23.1.	Consent of Deloitte & Touche LLP.

Exhibit 99.1.	Press Release, dated May 29, 2015, issued by Harris Corporation.

Exhibit 99.2	Audited consolidated balance sheets of Exelis Inc. as of and for the years ended December 31, 2014 and December 31, 2013 and consolidated statements of operations, consolidated statements of cash flows, consolidated statement of shareholders’ equity and consolidated statement of comprehensive income of Exelis Inc. as of and for the years ended December 31, 2014, December 31, 2013 and December 31, 2012, and the notes related thereto (incorporated by reference to Item 8 of Exelis’ Annual Report on Form 10-K filed February 27, 2015 (SEC File No. 001-35228)).

Exhibit 99.3	The Report of Independent Registered Public Accounting Firm, issued by Deloitte & Touche LLP, dated February 27, 2015, relating to Exelis’ financial statements and internal controls over financial reporting (incorporated by reference to Item 8 of Exelis’ Annual Report on Form 10-K filed February 27, 2015 (SEC File No. 001-35228)).

Exhibit 99.4	The unaudited consolidated balance sheets of Exelis as of March 31, 2015 and the consolidated statements of operations, consolidated statements of cash flows and consolidated statement of comprehensive income of Exelis for the three months ended March 31, 2015 and 2014, and the notes related thereto (incorporated by reference to Item 1 of Exelis’ Quarterly Report on Form 10-Q filed May 6, 2015 (SEC File No. 001-35228)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS CORPORATION

Date: May 29, 2015

	By:	/s/ Scott T. Mikuen
	Name:	Scott T. Mikuen
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of February 5, 2015, by and among Harris Corporation, Exelis Inc. and Harris Communication Solutions (Indiana), Inc. (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on February 9, 2015 and incorporated herein by reference).

23.1	Consent of Deloitte & Touche LLP.

99.1	Press Release, dated May 29, 2015, issued by Harris Corporation.

99.2	Audited consolidated balance sheets of Exelis Inc. as of and for the years ended December 31, 2014 and December 31, 2013 and consolidated statements of operations, consolidated statements of cash flows, consolidated statement of shareholders’ equity and consolidated statement of comprehensive income of Exelis Inc. as of and for the years ended December 31, 2014, December 31, 2013 and December 31, 2012, and the notes related thereto (incorporated by reference to Item 8 of Exelis’ Annual Report on Form 10-K filed February 27, 2015 (SEC File No. 001-35228)).

99.3	The Report of Independent Registered Public Accounting Firm, issued by Deloitte & Touche LLP, dated February 27, 2015, relating to Exelis’ financial statements and internal controls over financial reporting (incorporated by reference to Item 8 of Exelis’ Annual Report on Form 10-K filed February 27, 2015 (SEC File No. 001-35228)).

99.4	The unaudited consolidated balance sheets of Exelis as of March 31, 2015 and the consolidated statements of operations, consolidated statements of cash flows and consolidated statement of comprehensive income of Exelis for the three months ended March 31, 2015 and 2014, and the notes related thereto (incorporated by reference to Item 1 of Exelis’ Quarterly Report on Form 10-Q filed May 6, 2015 (SEC File No. 001-35228)).